NOTICE OF GUARANTEED DELIVERY

                             REGARDING THE OFFER BY
                        JARDINE FLEMING INDIA FUND, INC.

                              TO PURCHASE FOR CASH
               UP TO 650,925 OF ITS ISSUED AND OUTSTANDING SHARES
                     AT 95% OF THE NET ASSET VALUE PER SHARE

      This form must be used to accept the Offer (as defined below) if a shareholder's certificates for Shares are not immediately available or if time will not permit the Letter of Transmittal and other required documents to reach the Depositary on or before the Expiration Date. Each term used in this form that is not otherwise defined herein shall have the meaning specified in the Offer to Purchase dated August 7, 2001. This form may be delivered by hand, overnight courier or mail to the Depositary at the appropriate address set forth below and must bear original signatures (not photocopies or facsimiles). Tenders using this form may be made only by or through an Eligible Institution as defined in Section 4(b) of the Offer to Purchase.

                          EQUISERVE TRUST COMPANY, N.A.
                                   Depositary

                          via Facsimile: (781) 575-4826

                 Confirm Facsimile by Telephone: (781) 575-4816

    By First Class Mail:              By Registered                     By Hand:
                                      Certified or
                                     Express Mail or
                                   Overnight Courier:

EquiServe Trust Company, N.A.  EquiServe Trust Company, N.A.  EquiServe Trust Company N.A.
      P.O. Box 43025              Attn: Corporate Actions          100 William Street
 Providence, RI 02940-3025          40 Campanelli Drive            New York, NY 10038
                                   Braintree, MA 02184

                 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER
           THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

      The undersigned hereby tenders to Jardine Fleming India Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase dated August 7, 2001 and the related Letter of Transmittal (which together with any amendments or supplements thereto collectively constitute the "Offer"), receipt of which are hereby acknowledged, (i) the number of Shares specified below pursuant to the guaranteed delivery procedures set forth in
Section 4(d) of the Offer to Purchase and (ii) all Shares held in the name(s) of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan.

(Please Print Except for Signature(s))

Number of Shares Tendered: _____________________________________________________

Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________

If shares will be tendered by book-entry transfer to The Depositary Trust Company, please check box: |_|

Dated: ___________________________________________________________________, 2001

                                 Individual(s):
________________________________________________________________________________

________________________________________________________________________________

Name(s) of Record Holder:_______________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DTC Participant Number: ________________________________________________________

Telephone Number, including Area Code:

________________________________________________________________________________

________________________________________________________________________________
Signature(s)

Entity:

________________________________________________________________________________

________________________________________________________________________________

Name of Firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

                                    GUARANTEE

      The undersigned, an Eligible Institution as defined in Section 4(b) of the Offer to Purchase, hereby, with respect to the Shares tendered hereby pursuant to the guaranteed delivery procedures set forth in Section 4(d) of the Offer to
Purchase: (a) represents that the person(s) named on the previous page "own(s)" such Shares within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; (b) represents that the tender of such Shares complies with Rule 14e-4; and (c) guarantees to deliver to the Depositary certificates representing such Shares, in proper form for transfer (or to tender Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company if so specified on the foregoing page), together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other required documents prior to 5:00 P.M. New York Time on the second New York Stock Exchange trading day after the date of execution of this Guarantee.

                       (Please Print Except for Signature)

      Name of Firm: ____________________________________________________________

      Authorized Signature: ____________________________________________________

      Name: ____________________________________________________________________

      Title: ___________________________________________________________________

      Address: _________________________________________________________________
                                (Include Zip/Postal Code)

      __________________________________________________________________________
                     Telephone Number, including Area Code

Dated: _________________ , 2001